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                        SUPPLEMENT DATED JANUARY 1, 1998
                              TO THE PROSPECTUS OF
                     FRANKLIN MUTUAL SERIES FUND INC. - CLASS Z
                   DATED MAY 1, 1997, AS AMENDED AUGUST 19, 1997

The prospectus is amended to replace the sections "Opening Your Account" and "Telephone Purchases," found under "How Do I Buy Shares?", with the following:

 Opening Your Account

Shares of the Fund may be purchased without a sales charge. Please note that as of January 1, 1998, shares of the Fund are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in Franklin Templeton's ValuSelect program before January 1, 1998, however, may continue to invest in the Fund. To open your account, please follow the steps below. This will help avoid any delays in processing your request. Please keep in mind that the Fund does not currently allow investments by Market Timers.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The Fund's minimum investments are: o To open your account: $5,000,000* o To add to your account: $25*

*We may waive or lower these minimums for certain investors. Please see "Minimum Investments" below. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

 Method                 Steps to Follow
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 By Mail                For an initial investment:
                     o Return the  application  to the Fund with your check made payable to the Fund.

                        For additional investments:

                      o Send a check  made  payable  to the Fund. Please include your account number on the check.
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 (For additional purchases only

 By Phone Call the Fund at 1-800/448-FUND before 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier.

                     This   privilege  is  only   available  to  current Fund
                     shareholders for purchases of at least $1,000. The purchase also must be for an account with an existing balance of at least one-half of the telephone purchase. Please see section 7 of the shareholder application.

 Through Your Dealer  Call your investment representative
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 Minimum Investments

To determine if you meet the minimum initial investment requirement of $5 million, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

The Fund may waive or lower its minimum investment requirement for certain purchases. A lower minimum initial investment requirement applies to purchases by:

1. Existing shareholders of any series as of October 31, 1996, and their immediate family members residing at the same address, subject to the other terms and conditions in this prospectus and a $1,000 minimum initial investment requirement

2. Partnership shareholders who had an account on October 31, 1996, whether or not they are listed on the registration, subject to a $1,000 minimum initial investment requirement

3. Corporate shareholders invested in the Fund as of October 31, 1996, using the same registration, or new companies of such corporate shareholders that have been reorganized into smaller, independent companies, subject to a $1,000 minimum initial investment requirement

4. Shareholders who owned shares of the Fund through a broker-dealer or service agent omnibus account on October 31, 1996, subject to a $1,000 minimum initial investment requirement

5. Employees who owned Fund shares through an employer-sponsored retirement plan as of October 31, 1996, and who wish to open new individual Class Z accounts in their own names, subject to a $1,000 minimum initial investment requirement. The minimum initial investment requirement does not apply, however, to employees who wish to open new retirement accounts, including IRAs.

6. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client

7. Qualified registered investment advisors or certified financial planners who have clients invested in Mutual Series on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial investment requirement

8. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum initial investment requirement

9. Each series of the Franklin Templeton Fund Allocator Series investing in Mutual Shares or Discovery, subject to a $1,000 minimum initial and subsequent investment requirement

10. Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Class Z shares No minimum initial investment requirement applies to purchases by:

1. Investors buying shares with redemption proceeds from a sale of Class Z shares of the Fund if reinvested in the same class of shares of any series within 365 days of the redemption date

2. A direct rollover to an IRA by employees of a company with a non-custodial pension plan set up as an omnibus account on October 31, 1996

3. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition, or exchange offer or other business combination transaction

4. New participants and accounts of employer-sponsored retirement plans invested in the Fund as of October 31, 1996

5. Accounts managed by the Franklin Templeton Group

6. The Franklin Templeton Profit Sharing 401(k) Plan

7. Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, and that (i) are sponsored by an employer with at least 10,000 employees, or (ii) have plan assets of $100 million or more

8. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

9. Shareholders of the Fund as of October 31, 1996, who wish to open new retirement accounts, including IRAs 10. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:

     o    Was formed at least six months ago,

     o Has a purpose other than buying Fund shares at a discount, o Has more than 10 members,

     o Can arrange for meetings between our representatives and group members,

     o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its member at reduced or no cost to Distributors,

     o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

     o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.